                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              NORD PACIFIC LIMITED
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(:)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)4 and 0-11:

     1)   Title of each class of securities to which transaction applies:
                                  Not Applicable
          ----------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:
                                 Not Applicable
          ----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
                                 Not Applicable
          ----------------------------------------------------------------



-------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

     4)   Proposed maximum aggregate value of transaction:
                                 Not Applicable
          ----------------------------------------------------------------

     5)   Total Fee paid:
                                 Not Applicable
          ----------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ---------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------

                          PROXY - NORD PACIFIC LIMITED

         PROXY FOR SPECIAL GENERAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                FEBRUARY 17, 1997
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints W. PIERCE CARSON, LEONARD LICHTER, JOHN C.R. COLLIS, E. JOHN THOMPSON and MICHEL J. DREW and each or any one of them (with powers of substitution), proxies for the undersigned to vote all shares of Common Stock held of record on January 8, 1997, of NORD PACIFIC LIMITED (the "Corporation") which the undersigned would be entitled to vote if personally present at the Special General Meeting of Stockholders to be held in Hamilton, Bermuda, on February 17, 1997, and at any adjournment thereof, upon the matters set forth in the Notice of and Proxy Statement for said meeting, copies of which have been received by the undersigned, and in their discretion, upon all other matters which may properly come before said meeting. Without otherwise limiting the generality of the foregoing, said proxies are directed to vote as follows:

/X/  PLEASE MARK YOUR VOTES
     AS IN THIS EXAMPLE.                               FOR     AGAINST  ABSTAIN


     1.   Approve the sale of up to 4,500,000           / /      / /      / /
          shares of New Common Stock by the
          Corporation in the Canadian Offering*

     2.   Approve a one-for-five Reverse Stock          / /       / /     / /
          Split, issue one additional share of Common
          Stock instead of fractional shares and
          authorize Board to set effective date

     3.   Approve the Board, in its sole discretion,    / /       / /     / /
          to delist the Corporation's Common Stock from The Australian Stock Exchange
          Limited

     4.   In their discretion to act upon such other
          matters as may properly come before the      / /       / /      / /
          special general meeting or any
          adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no specification is made, this proxy will be voted in favor of the above proposals.

*The Corporation will disregard any votes cast on Item 1 by persons or their associates who, at the time of the special general meeting of stockholders, are known by the Corporation to be participants in the purchase of shares of New Common Stock in the Canadian Offering.

Your proxy is important to assure a quorum at the special general meeting whether or not you plan to attend the meeting in person. You may revoke this proxy at any time, and the giving of it will not effect your right to attend the special general meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




SIGNATURE(S)_________________________DATE_____________
NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS. WHEN SHARES ARE HELD AS JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER AND IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AUTHORIZED PERSON.